UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
(Name of Registrant as Specified In Its Charter)

AB Value Partners, LP AB Value Management LLC Andrew T. Berger Bradley L. Radoff Mary Bradley CORRENE LOEFFLER
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AB VALUE PARTNERS, LP AND BRADLEY L. RADOFF

July 13, 2022

Dear Fellow Rocky Mountain Chocolate Factory Stockholder:

AB Value Partners, LP, Bradley L. Radoff and the other participants in this solicitation (collectively, the “AB Value-Radoff Group” or “we”) are the beneficial owners of an aggregate of 1,095,547 shares of common stock, par value $0.001 per share (the “Common Stock”), of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (“Rocky Mountain” or the “Company”), representing approximately 17.6% of the outstanding shares of Common Stock. For the reasons set forth in the attached Proxy Statement, we strongly believe the Board of Directors of the Company (the “Board”) will benefit from the addition of directors who collectively possess the relevant skill sets and a shared objective of enhancing value for the benefit of all Rocky Mountain stockholders. We are seeking your support for the election of our two (2) nominees at the 2022 annual meeting of stockholders scheduled to be held virtually on August 18, 2022, at 10:00 a.m. Mountain Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). The individuals that we have nominated are highly-qualified, independent director candidates who will be committed to maximizing long-term value for all stockholders and other key stakeholders. We believe a reconstituted Board that includes our nominees will have the expertise, impartiality and diversity required to realize the Company’s significant value potential. We believe there is significant value to be realized at Rocky Mountain, and we are confident that our nominees are capable of helping the Company realize its potential.

There are currently seven (7) directors serving on the Board, all of whom have terms expiring at the Annual Meeting; however, the Company has disclosed that one incumbent director will not be standing for reelection at the Annual Meeting and the size of the Board will be reduced to six (6) directors effective upon the election of directors at the Annual Meeting. The Company has nominated six (6) directors for election at the Annual Meeting. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to, among other matters described in the Proxy Statement, elect not only our two (2) nominees, Mary Bradley and Correne Loeffler, but also the candidates who have been nominated by the Company other than Jeffrey R. Geygan and Brett P. Seabert. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. Your vote to elect our nominees will have the legal effect of replacing two (2) incumbent directors with our nominees. There is no assurance that any of the Company’s nominees will serve as directors if all or some of our nominees are elected. If elected, our nominees will constitute a minority on the Board and there can be no guarantee that our nominees will be able to implement any actions that they may believe are necessary to unlock stockholder value. However, we believe the election of our nominees is an important step in the right direction for enhancing long-term value at the Company.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today. The attached Proxy Statement and the enclosed BLUE proxy card are first being mailed to stockholders on or about July 13, 2022.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated BLUE proxy card or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Andrew T. Berger and Bradley L. Radoff

Andrew T. Berger (on behalf of AB Value Partners, LP) and Bradley L. Radoff

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of the AB Value-Radoff Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

ANNUAL MEETING OF STOCKHOLDERS
OF
ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
_________________________

PROXY STATEMENT
OF
AB VALUE PARTNERS, LP AND BRADLEY L. RADOFF
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

AB Value Partners, LP, (“AB Value Partners”), AB Value Management LLC (“AB Value Management”), Andrew T. Berger (together with AB Value Partners and AB Value Management, “AB Value”) and Bradley L. Radoff (collectively with AB Value, the “AB Value-Radoff Group”) are significant stockholders of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (“Rocky Mountain” or the “Company”), who, together with the other participants in this solicitation, beneficially own an aggregate of 1,095,547 shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, representing approximately 17.6% of the outstanding shares of Common Stock. We believe that the Board of Directors of the Company (the “Board”) must be meaningfully reconstituted to ensure that the Board takes the necessary steps for the Company’s stockholders to realize the maximum value of their investments. Accordingly, we have nominated and are seeking your support at the Company’s 2022 annual meeting of stockholders scheduled to be held virtually at www.cesonlineservices.com/rmcf22_vm, on August 18, 2022, at 10:00 a.m. Mountain Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”) to elect directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock stockholder value. At the Annual Meeting, stockholders will have an opportunity:

1.	To elect the AB Value-Radoff Group’s two (2) director nominees, Mary Bradley and Correne Loeffler (each a “Nominee” and collectively, the “Nominees”), to the Board to serve until the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) and until their respective successors are elected and qualified;
2.	To vote on the Company’s proposal to ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023;
3.	To vote on the Company’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and
4.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed BLUE proxy card are first being mailed to stockholders on or about July 13, 2022.

The Company has disclosed that the Annual Meeting will be held exclusively online via a live webcast on the Internet. You will not be able to attend the Annual Meeting in person at a physical location. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/rmcf22_vm by 10:00 a.m. Mountain Time, on Wednesday, August 17, 2022.

According to the Company’s proxy statement, if you are a registered stockholder (i.e., you hold your shares through the Company’s transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you may register to participate in the Annual Meeting virtually on the Internet by going to the website www.cesonlineservices.com/rmcf22_vm. Please follow the instructions on the Company’s proxy card or other proxy materials that you received, which include a control number that you will need in order to complete your registration request, which must be completed no later than 10:00 a.m. Mountain Time, on Wednesday, August 17, 2022. After completing the registration request, stockholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting.

According to the Company’s proxy statement, if you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance to participate in the Annual Meeting virtually on the Internet by going to the website www.cesonlineservices.com/rmcf22_vm. To register to participate in the Annual Meeting virtually you must obtain a legal proxy from your bank, broker or other nominee, or other communication containing your control number and follow the instructions to complete your registration request, which must be completed no later than 10:00 a.m. Mountain Time, on Wednesday, August 17, 2022. After completing the registration request, stockholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting.

Online check-in for the Annual Meeting will begin at 9:45 a.m. Mountain Time on August 18, 2022 and you should allow ample time for the online check-in procedures.

As of the date hereof, the participants in this solicitation collectively beneficially own 1,095,547 shares of Common Stock (the “AB Value-Radoff Group Shares”). We intend to vote such shares FOR the election of the Nominees, FOR the ratification of the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023 and AGAINST the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, as described herein.

The Company has set the close of business on June 24, 2022 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 265 Turner Drive, Durango, Colorado 81303. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were 6,216,724 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

THIS SOLICITATION IS BEING MADE BY THE AB VALUE-RADOFF GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH THE AB VALUE-RADOFF GROUP IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

THE AB VALUE-RADOFF GROUP URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at

www.saratogaproxy.com/RMCFcontest

2

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. The AB Value-Radoff Group urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees and in accordance with the AB Value-Radoff Group’s recommendations/stated voting intentions on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to the AB Value-Radoff Group, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit your BLUE proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our two (2) Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

3

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of the AB Value-Radoff Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

4

BACKGROUND TO SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	The members of the AB Value-Radoff Group are long-term stockholders of the Company, with AB Value initially investing in the Company in December 2018 and Bradley L. Radoff initially investing in the Company in June 2018.
•	On December 3, 2019, AB Value Management entered into a Cooperation Agreement with the Company pursuant to which, among other things, the Company agreed to nominate Andrew T. Berger and Mary K. Thompson for election as directors at each of the Company’s 2019 and 2020 annual meeting of stockholders. Mr. Berger served as a director of the Company from his election on January 9, 2020 until October 6, 2021.
•	On June 8, 2021, Jeffrey R. Geygan, Chief Executive Officer and President of Global Value Investment Corp. (“GVIC”), a stockholder of the Company, sent a letter to the Board in which GVIC proposed, among other things, to commence a tender offer to purchase up to 30% of the Company’s outstanding Common Stock.
•	On June 24, 2021, GVIC submitted a notice to the Company nominating five individuals (including Mr. Geygan and Robert J. Sarlls) for election as directors at the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”).
•	On June 28, 2021, AB Value submitted a notice to the Company nominating five individuals (Mr. Berger, Rhonda J. Parish, Mark Riegel, Sandra Elizabeth Taylor and Ms. Thompson) for election as directors at the 2021 Annual Meeting.
•	On August 12, 2021, the Company entered into a Cooperation Agreement with GVIC pursuant to which, among other things, Mr. Geygan was appointed to the Board (the “GVIC Cooperation Agreement”).
•	On August 15, 2021, AB Value and Mr. Radoff entered into a Joint Filing and Solicitation Agreement in connection with the 2021 Annual Meeting.
•	On August 16, 2021, the Company announced, among other things, an update in its process to identify and select a new Chief Executive Officer.
•	On September 16, 2021, Ms. Thompson notified the Company of her resignation from the Board and that she would not stand for reelection at the 2021 Annual Meeting, and on September 20, 2021, the Board decreased the size of the Board from seven to six members.
•	On September 23, 2021, AB Value filed a complaint in the Court of Chancery of the State of Delaware (the “Delaware Court”) against the Company and certain members of the Board seeking to rescind and declare invalid the Board resolutions reducing the number of Board seats up for election from seven to six directors approximately two weeks before the Company’s 2021 Annual Meeting (the “AB Value Litigation”). Neither AB Value nor the Company has taken any action with the Delaware Court related to the AB Value Litigation since the original filing of the complaint, and the Delaware Court has not made any ruling in the case.
•	On October 2, 2021, the Company terminated its poison pill, which had been in effect since March 2015 as a replacement for the pill originally adopted in 1999.
5

•	On October 4, 2021, Mr. Radoff had a telephone call with Mr. Geygan. During the call, Mr. Geygan, among other things, (i) solicited Mr. Radoff to vote for his (and only his) re-election to the Board, (ii) claimed that, despite the Company’s public disclosure to the contrary, the Company was not conducting an ongoing CEO search process and (iii) referred to a fellow incumbent director as a fraud. It was apparent to Mr. Radoff that Mr. Geygan’s conduct was a clear violation of the GVIC Cooperation Agreement.
•	On October 6, 2021, the 2021 Annual Meeting was held and Elisabeth B. Charles, Gabriel Arreaga, Brett P. Seabert, Messrs. Geygan and Riegel and Ms. Taylor were elected as directors.
•	On October 21, 2021, the Company filed a Form 8-K disclosing, among other things, that the Board elected Mr. Geygan to serve as the interim Chair of the Board.
•	On November 1, 2021, AB Value and Mr. Radoff terminated that certain Joint Filing and Solicitation Agreement in connection with the 2021 Annual Meeting. On the same day, Mr. Radoff filed a Schedule 13D and began reporting his ownership independently.
•	On November 11, 2021, the Company filed a Form 8-K disclosing, among other things, that the Company’s President and Chief Executive Officer, Bryan J. Merryman, had agreed to step down from his positions upon the hiring of a new President and Chief Executive Officer.
•	On December 2, 2021, Mr. Radoff filed an amendment to his Schedule 13D disclosing that he was encouraged by the election of certain new directors at the 2021 Annual Meeting; however, he believes that Mr. Geygan is conflicted and unqualified to serve as Chair. Mr. Radoff made clear that he intends to (i) continue to advocate for a new Chair and for a successful search for a new highly-qualified Chief Executive Officer to replace Mr. Merryman and (ii) take any necessary action he deems advisable if the Board fails to act in the best interests of stockholders.
•	On December 7, 2021, Perkins Coie LLP, the Company’s counsel, sent a letter to Mr. Radoff, purportedly on behalf of the Board, requesting that Mr. Radoff provide factual support for the assertions made regarding Mr. Geygan in Mr. Radoff’s Schedule 13D (the “December 7th Letter”).
•	On December 20, 2021, Mr. Radoff sent a letter to the Board in response to the December 7th Letter. In his letter, Mr. Radoff questioned whether the December 7th letter had been shared with the whole Board and if it was representative of the whole Board’s views or if it was instead sent on behalf of a select few directors. Mr. Radoff also provided factual support for his assertions in his Schedule 13D including, among other things, that Mr. Geygan and his investment management firm, GVIC, have expressed an interest in acquiring the Company. Accordingly, Mr. Geygan’s interests as Chair of the Board were clearly at odds with his interest as a potential acquiror of the Company, which represented an obvious and material conflict of interest in Mr. Radoff’s view. Mr. Radoff also detailed that, during a private telephone conversation on October 4, 2021 between he and Mr. Geygan, Mr. Geygan appeared to have violated the terms of the GVIC Cooperation Agreement by attempting to solicit Mr. Radoff’s vote for Mr. Geygan’s (and only Mr. Geygan’s) re-election to the Board. The letter also revealed that during this telephone call, Mr. Geygan claimed that, despite public disclosure stating otherwise, the Company was not, in fact, conducting an ongoing CEO search process.
•	In January 2022, Ms. Charles replaced Mr. Geygan as Chair of the Board. The AB Value-Radoff Group suspects that Mr. Geygan being replaced as Chair likely had something to do with the December 7th Letter and Mr. Radoff’s response thereto which exposed Mr. Geygan’s questionable conduct.
6

•	In January 2022, the Nominating and Corporate Governance Committee of the Board purportedly engaged executive search and recruitment firm O’Keefe and Partners to assist in its search for a new Chief Executive Officer of the Company.
•	On February 25, 2022, Mr. Berger sent an email to Ms. Charles expressing concerns related to the Company’s handling of its Canadian franchise arrangement, the relationship with Edible Arrangements and the AB Value Litigation.
•	In late February 2022, Mr. Berger emailed Ms. Charles regarding settlement discussions and Mr. Geygan’s alleged breaches of the GVIC Cooperation Agreement. The Company’s proxy statement discloses that a special committee of the Board investigated the allegations against Mr. Geygan and recommended that no action be taken; however, the Company’s disclosure stops short of saying the allegations were without merit or that no violations were found, which suggests to us that violations were found but remedies were not pursued.
•	On March 24, 2022, Mr. Radoff had a call with Ms. Charles and Mr. Riegel during which Mr. Radoff expressed his views that the Company urgently needed a new Chief Executive Officer and that he did not support the continued service of Messrs. Geygan or Seabert on the Board.
•	On April 1, 2022, Mr. Berger had a conversation with Ms. Charles and Mr. Riegel during which the parties discussed a potential settlement.
•	On April 13, 2022, Ms. Charles sent Mr. Berger an email following up on their April 1st discussion in connection with a potential settlement whereby she requested documentation of AB Value’s expenses for reimbursement and information concerning the qualifications of potential director candidates suggested by Mr. Berger.
•	On April 19, 2022, Mr. Berger sent an email to Ms. Charles providing the requested information and reiterating his concerns regarding Mr. Geygan’s continued service on the Board.
•	On May 2, 2022, Mr. Berger and Ms. Charles communicated via email, during which Mr. Berger requested additional time under the Company’s Second Amended and Restated Bylaws (the “Bylaws”) and Rule 14a-8 for proxy access nominations and business proposals at the Annual Meeting and suggested certain changes to the composition of the Board. Ms. Charles advised that an extension would not be granted, but noted that the Board was willing to discuss a potential reimbursement for AB Value’s expenses; however, the Board was not considering the changes to the composition of the Board suggested by Mr. Berger.

•	On May 5, 2022, Mr. Sarlls was appointed as Chief Executive Officer of the Company and as a member of the Board, effective May 9, 2022. In connection with the appointment of Mr. Sarlls as a director, the size of the Board was increased from six to seven directors. Mr. Sarlls was previously nominated as a director candidate by GVIC in connection with the 2021 Annual Meeting.
•	On May 6, 2022, Mr. Radoff sent a direct message via LinkedIn to Mr. Sarlls congratulating him on his recent appointment and expressing a desire to start a dialogue as soon as possible regarding Mr. Radoff’s concerns and the direction of the Company.
•	On May 9, 2022, Mr. Berger and the Board of the Company communicated via email, during which Mr. Berger requested that the Company provide electronic copies of the written notice, proxy access and any other forms required under Section 2.13(d) of the Company’s Bylaws.

•	On May 10, 2022, Mr. Sarlls responded to Mr. Radoff by claiming that he is looking forward to connecting soon. Later on the same day, Mr. Radoff responded indicating his desire to open a dialogue sooner rather than later given the urgency of his concerns.
7

•	On May 12, 2022, Mr. Berger emailed Ms. Charles communicating his intent to proceed with the AB Value Litigation and a campaign to reconstitute the Board.
•	Also on May 12, 2022, AB Value Partners submitted a letter to the Company (the “Proxy Access Notice”), nominating Mr. Berger for election as director at the Annual Meeting to be included in the Company’s proxy statement pursuant to the proxy access provisions of the Bylaws.
•	On May 13, 2022, AB Value filed a Schedule 14N disclosing the Proxy Access Notice.
•	On May 16, 2022, AB Value filed an amendment to its Schedule 13D disclosing the Proxy Access Notice.
•	On May 18, 2022, in response to multiple requests from Mr. Radoff for a discussion, Mr. Sarlls emailed Mr. Radoff and advised him to send his thoughts directly to Jeremy Kinney, the Corporate Controller of the Company.
•	On May 19, 2022, Mr. Radoff responded to Mr. Sarlls (while copying certain members of the Board) by explaining that he has never been told to file his thoughts with the Corporate Controller in his investment career and reminded Mr. Sarlls that he is the Company’s largest stockholder. Mr. Radoff expressed his belief that Mr. Geygan’s influence in the boardroom is preventing the Company from moving forward and made clear that he intends to evaluate all options to inject normalcy into the Company.
•	On May 19, 2022, Venable LLP, counsel to the Company (“Venable”), sent a response letter to AB Value on behalf of the Board conveying its acceptance of the Proxy Access Notice subject to AB Value’s compliance with the conditions set forth in the Bylaws.
•	Also on May 19, 2022, the Company filed a Form 8-K disclosing that the Annual Meeting would be held on August 18, 2022. Because the Company advanced the date of the Annual Meeting by more than 30 days from the anniversary of the 2021 Annual Meeting (which was held in October), the nomination deadline for the Annual Meeting was accelerated to May 29, 2022.
•	On May 23, 2022, Mr. Sarlls emailed Mr. Radoff and suggested an in-person meeting during the week of June 13th which Ms. Charles would also attend. Mr. Radoff agreed and confirmed his availability.
•	On May 27, 2022, AB Value and Mr. Radoff entered into a Joint Filing and Solicitation Agreement in connection with the Annual Meeting.
•

Also on May 27, 2022, AB Value Partners delivered a letter to the Company (the “Nomination Letter”), in accordance with the Bylaws, nominating Mary Bradley, Richard Degnan, Correne Loeffler, Suchit Majmudar and Messrs. Berger and Radoff for election to the Board at the Annual Meeting. The Proxy Access Notice was, by its nature, superseded by the Nomination Letter.

•	On June 1, 2022, AB Value and Mr. Radoff filed amendments to their respective Schedule 13Ds disclosing the delivery of the Nomination Letter.
8

•	Also on June 1, 2022, Mr. Radoff sent an email to Mr. Sarlls and Ms. Charles to confirm that the meeting between them during the week of June 13th, as suggested by Mr. Sarlls, was still taking place. Mr. Radoff never received a response to this email.
•	On June 3, 2022, Venable sent a letter to AB Value and Mr. Radoff on behalf of the Board providing that due to the submission of the Nomination Letter, Mr. Berger would no longer be included as a director nominee in the Company’s proxy statement for the Annual Meeting pursuant to the Company’s proxy access provisions.
•	Also on June 3, 2022, Mr. Radoff sent an email to Mr. Sarlls once again seeking to confirm the proposed meeting during the week of June 13th. Mr. Radoff reiterated his desire to speak with Mr. Sarlls and made clear that he would make himself available at any time that worked for Mr. Sarlls. Mr. Radoff never received a response to this email.
•	On June 8, 2022, Mr. Radoff once again followed up with Mr. Sarlls regarding the proposed meeting during the week of June 13th given Mr. Sarlls and Ms. Charles had ignored repeated efforts by Mr. Radoff to confirm the meeting. Mr. Radoff reiterated that he remained available for the meeting that was offered. Mr. Sarlls responded that the Board was considering the Nomination Letter and therefore wanted to delay the meeting until after the Board’s review of the Nomination Letter was complete and that he would follow up with Mr. Radoff with some suggested dates. Mr. Radoff responded that, among other things, he was disappointed in the Board’s lack of urgency and requested that Mr. Sarlls confirm if and when he would be available to speak. Presumably the Board’s review of the Nomination Letter is complete given that the Company filed its preliminary proxy statement on June 24, 2022; yet, Mr. Radoff has still not received a response from Mr. Sarlls.
•	On June 9, 2022, Venable sent a letter to AB Value and Mr. Radoff (the “June 9th Letter”) in which, among other things, the Board requested an interview with Ms. Bradley.
•	On June 10, 2022, the Company filed a Form 8-K disclosing that Ms. Charles notified the Board of her intent not to stand for reelection at the Annual Meeting and that Mr. Geygan succeeded Ms. Charles as Chair of the Board, effective immediately.
•	On June 10, 2022, Olshan Frome Wolosky LLP (“Olshan”), counsel to the AB Value-Radoff Group, sent a letter to Venable for distribution to the Board on behalf of the AB Value-Radoff Group (the “June 10th Letter”) in response to the June 9th Letter. The June 10th Letter provided, among other things, that the AB Value-Radoff Group would happily make Ms. Bradley available for an interview upon reaching a mutually agreed framework regarding the composition of the Board in order to avoid a potential proxy contest. The June 10th Letter also expressed the AB Value-Radoff Group’s concerns regarding Mr. Geygan’s apparent outsized influence in the boardroom and the lack of experience in the boardroom given the appointment of the very same director as Chair who was removed as interim Chair less than six months ago after Mr. Radoff raised serious concerns regarding Mr. Geygan’s conduct. The June 10th Letter also noted Mr. Geygan’s long-running connections to new CEO Mr. Sarlls, which includes Mr. Sarlls being nominated to the board of directors of ALCO Stores, Inc. in 2014 by an affiliate of Mr. Geygan in addition to his nomination for election to the Board at the 2021 Annual Meeting by GVIC.
9

•	On June 14, 2022, Venable sent a response to Olshan indicating the Board’s refusal to agree to discuss a framework regarding a reconstituted Board without first interviewing Ms. Bradley, while also attempting to tout the current Board’s qualifications and experience.
•	On June 16, 2022, Mr. Radoff emailed Mr. Sarlls expressing his frustration that Mr. Sarlls refuses to have a call with him while noting the Company’s public communications regarding stockholder engagement appear disingenuous given such refusal. Mr. Radoff once again requested a call with Mr. Sarlls. No response was received.
•

On June 17, 2022, Olshan sent a letter to Venable on behalf of the AB Value-Radoff Group requesting that the Company consent to the use of a universal proxy card, which is widely acknowledged as a governance best practice since it offers stockholders full flexibility in exercising their voting rights in a contested election and will become mandatory for meetings held after August 31, 2022. The letter noted that the date of the Annual Meeting was advanced to less than two weeks prior to when the use of a universal proxy card becomes mandatory, seemingly in an attempt to avoid the new universal proxy rules, and expressed the AB Value-Radoff Group’s belief that stockholder interests and democracy would be best served by use of a universal proxy card at the Annual Meeting.

•	On June 22, 2022, Venable sent a response letter to Olshan on behalf of the Board rejecting the use of a universal proxy card.
•	On June 24, 2022, the Company filed its preliminary proxy statement in connection with the Annual Meeting. The Company disclosed that six seats would be up for election at the Annual Meeting.
•	On July 1, 2022, AB Value Partners delivered a letter notifying the Company of the withdrawal of Messrs. Berger, Degnan, Majmudar and Radoff as nominees for election to the Board at the Annual Meeting.
•	On July 1, 2022, the AB Value-Radoff Group filed a preliminary proxy statement in connection with the Annual Meeting.
•	On July 5, 2022, the Company filed its definitive proxy statement in connection with the Annual Meeting.
•	On July 6, 2022, AB Value and Mr. Radoff filed amendments to their respective Schedule 13Ds disclosing the withdrawal of Messrs. Berger, Degnan, Majmudar and Radoff as nominees for election to the Board at the Annual Meeting.
•	Also on July 6, 2022, Mr. Radoff sent the Company a demand pursuant to Section 220 of the Delaware General Corporation Law to inspect certain stockholder list materials and related information in connection with the Annual Meeting.
•	Also on July 6, 2022, Olshan communicated a settlement offer to Venable on behalf of the AB Value-Radoff Group that contemplated, among other matters, the Board being expanded to seven members, Mr. Seabert coming off of the Board, Mses. Bradley and Loeffler joining the Board and a customary standstill.
•	On July 8, 2022, Venable communicated a counter-offer to Olshan on behalf of the Board that contemplated, among other matters, the Board being expanded to seven members, one Nominee being added and a two-year standstill.
•	Later on July 8, 2022, Olshan communicated a counter-offer to Venable on behalf of the AB Value-Radoff Group that contemplated, among other matters, the Board being expanded to eight members, Mses. Bradley and Loeffler joining the Board, the Board shrinking to seven members as of the 2023 Annual Meeting and a two-year standstill.
•	On July 9 and 10, 2022, Olshan and Venable continued to discuss potential settlement options. By the evening of July 10, 2022, it became apparent to the AB Value-Radoff Group that the parties were at an impasse.
•	On July 11, 2022, Venable responded to Mr. Radoff’s stockholder list demand.
•	On July 11, 2022, the AB Value-Radoff Group filed a revised preliminary proxy statement in connection with the Annual Meeting.
•	On July 13, 2022, the AB Value-Radoff Group filed this definitive Proxy Statement in connection with the Annual Meeting.

10

REASONS FOR THE SOLICITATION

Collectively, the AB Value-Radoff Group is the largest stockholder of Rocky Mountain, owning approximately 17.6% of the Company’s outstanding shares. Based on our extensive analysis of the Company’s performance, operations and corporate governance, we believe Rocky Mountain has the potential to create significant stockholder value with the addition of enhanced oversight and independent, highly qualified leadership in the boardroom. To that end, we have spent more than a year engaging in good faith with the Board and advocating for governance and personnel improvements. Last year, we ran a campaign—which earned the support of leading independent proxy advisory firms Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co., LLC—highlighting what we felt were an underperforming management team and strategy, the Board’s lack of qualifications and material mismanagement of the Company and its long-standing disregard for sound corporate governance and public company norms, and which resulted in two new directors being elected to the Board by stockholders.

Unfortunately, it appears to us that Chair Geygan—who in 2021 attempted to purchase up to 30% of the Company’s outstanding Common Stock through his entity GVIC before reaching an agreement that granted him a seat on the Board and whose desire to control the Company has been made known—has since taken effective control of the Board. The Company has subsequently experienced, in our view, potential conflicts of interest at the highest level of the Company (i.e. involving the Chair), a concerning level of attrition among highly-qualified women in the boardroom and a lack of relevant retail and franchise expertise on the Board. After analyzing Rocky Mountain and multiple attempts to substantively engage and reach a constructive resolution with management and the Board without success, we have concluded that the root cause of the Company’s governance issues is the seemingly outsized influence and power of Mr. Geygan. We believe immediate change in the composition of the Board is needed to ensure there is objective, independent oversight of the Company so that all stockholders may benefit from a Board comprised of leaders with the skills and experience needed at Rocky Mountain. For these reasons, we have nominated two independent and highly qualified Nominees who collectively possess the necessary retail, franchise, leadership and corporate finance experience that we believe is urgently needed in the boardroom.

We Believe Chair Geygan Has Fostered Exceedingly Poor Corporate Governance

Under Mr. Geygan’s leadership, we believe Rocky Mountain has continued to exhibit an antagonistic relationship with proper corporate governance. Last year, Mr. Geygan made it clear to us that his primary concern is retaining his Board seat after he solicited Mr. Radoff for Mr. Geygan’s (and only Mr. Geygan’s) re-election to the Board, despite being part of a larger Board slate. In the same conversation, Mr. Geygan stated that the then current Chair of the Board with whom he had negotiated his own settlement was a “fraud.” We question how Mr. Geygan can even be an effective Chair of the Company in light of his previous attempts to acquire a significant portion of the Company. We believe that he has attempted to take effective control of the Company through his position as Chair. Following a letter we sent to the Board in December 2021 voicing our initial concerns with Mr. Geygan serving as interim Chair of the Board given his apparent conflict of interest and lack of qualifications, the Board announced the appointment of the highly-qualified Elisabeth Charles as Chair in January 2022. We believe this was in direct response to our letter in which we shared information with the Board that we believe would disqualify Mr. Geygan as an appropriate Chair, and it appears to us that the Board agreed. Unfortunately, following Ms. Charles’ recent decision to retire from the Board, the Board has chosen to re-elect Mr. Geygan to succeed her as Chair—this perplexing revolving door at the helm of the Board and without explanation concerns us greatly. We also note that it is perplexing and highly unusual for a chairperson of any public company to retire mere months after receiving his or her appointment. With Ms. Charles’ recent decision not to stand for reelection and the departure of former AB Value nominee Mary K. Thompson (who has extensive relevant franchise experience) from the Board, we have also noticed a concerning pattern of highly-qualified female directors leaving the Company after Mr. Geygan’s arrival. Stockholders need to look no further than the Company’s slate of director candidates this year, which includes only one female nominee, who was also a former AB Value nominee, and five male nominees.

11

Not only has the Board experienced an exodus of highly-qualified female directors since Mr. Geygan’s appointment as a director, the Board has filled the Company’s executive team and outside advisers to be filled with Mr. Geygan’s allies, forcing us to question both the incumbent Board’s judgment, effectiveness and independence. As an example, after a purportedly nine-month-long search process for a new Chief Executive Officer, the Company hired Robert Sarlls, who was initially nominated as a director candidate by Mr. Geygan’s entity GVIC for the 2021 Annual Meeting and was also nominated by an affiliate of Mr. Geygan as a director candidate for ALCO Stores, Inc. (“ALCO”) in 2014. Despite numerous attempts by us to engage in a meaningful discussion with Mr. Sarlls after he was named CEO of Rocky Mountain in May 2022, Mr. Sarlls has repeatedly delayed, rebuffed and ignored us, further heightening our concerns that Mr. Geygan retains outsized influence over the Company’s leadership. In our decades of investing experience, we cannot recall a CEO who flat-out refuses to have a telephonic conversation with its largest stockholders.

Making matters even worse, the Board advanced the date of the Annual Meeting by more than thirty days from the anniversary of the 2021 Annual Meeting (which was held in October 2021), which we believe to be an attempt to evade the U.S. Securities and Exchange Commission’s new universal proxy rules(scheduled to go into effect for stockholder meetings held after August 31, 2022). The Board then rejected our good faith request for the adoption of a universal proxy card, which would have allowed stockholders to pick their preferred directors from both the Company’s slate and our slate on one card at the Annual Meeting, and which has been widely recognized as enhancing stockholder democracy (not to mention which would have been mandatory had the Annual Meeting not been defensively advanced). We believe it is unacceptable for Rocky Mountain to flagrantly disregard investors’ concerns related to its governance, boardroom composition and apparent lack of independence. Since 2019, it appears that 100% of Rocky Mountain’s Board refreshment has occurred in direct response to investor pressure and stockholder settlements. While we are confident that Mr. Geygan would like to pretend that the governance and management issues have been resolved, what has transpired since the 2021 Annual Meeting demonstrates otherwise. In light of the Board’s continued governance failures, we believe it is once again up to stockholders to send the message that the status quo is unacceptable and elect directors with the independent perspectives and relevant expertise needed to fix Rocky Mountain once and for all.

We Believe Chair Geygan and Audit Committee Chair Brett Seabert Lack Relevant Experience

We believe Mr. Geygan lacks confectionary manufacturing, retail operations, marketing and franchise experience—the core aspects of Rocky Mountain’s business—making his seemingly outsized influence over the Company all the more concerning in our view. While the Company touts his board experience and Chairmanship at Wayside Technology Group, Inc. (“Wayside”), we note that its business as an IT channel company is completely different from and irrelevant to Rocky Mountain’s operations. Furthermore, a closer inspection at Wayside reinforces the disturbing trend of a lack of opportunities for women associated with Mr. Geygan’s leadership given that Wayside’s website reveals only one woman on the seven-member board and no women on the management team. The same story holds true when looking at ALCO where Mr. Geygan’s affiliate nominated five men to the board (including Mr. Sarlls) and no women. As noted above, with Mr. Geygan as Chair, Rocky Mountain’s slate of director candidates this year includes only one woman (who was put forth by AB Value last year no less). We do not believe this is acceptable, and it is even more dumbfounding considering Rocky Mountain is a retailer where the customer purchase decision is primarily made by women.

We are unable to find any demonstrable track record of commercial success from Mr. Seabert and do not believe he has any relevant skills or expertise to add to the boardroom. Furthermore, ISS previously raised concerns regarding Mr. Seabert’s close personal relationship with then-Chief Executive Officer and current Chief Financial Officer Bryan Merryman.

12

We contend that Messrs. Geygan’s and Seabert’s continued presence in the boardroom is an affront to corporate governance best practices and not in the best interest of all stockholders. In our view, Rocky Mountain should maintain a Board of independent directors who are diverse, not only in gender and ethnicity, but who are also uniquely qualified in terms of their expertise and past experience.

Our Nominees Bring Superior Qualifications, Independence and Diversity

In light of the issues we have summarized and our unsuccessful attempts at engaging constructively with the Board to enact, in our view, much-needed change, we have nominated independent, female director candidates that possess fresh perspectives and valuable franchise and retail operations, leadership and corporate finance experience as evidenced by their biographies below. We believe our fellow stockholders deserve a diverse Board that understands its fiduciary obligations to the Company’s investors, the importance of open and constructive engagement with its stockholders and which is committed to holding management accountable to create enduring value for all stakeholders.

Mary Bradley

Ms. Bradley is a high-integrity leader in the food retail space with significant experience in the areas of franchising and chocolate retail operations. If elected to the Board, Ms. Bradley would bring a sorely needed independent perspective and a vision for enhancing the Company’s operations.

•	Currently serves as Senior Vice President, Corporate Clubs at Planet Fitness, Inc. (NYSE: PLNT), a fitness center operator and franchisor.
•	Former Head of Café & Retail for North America, at Godiva Chocolatier, Inc., an international chocolate retailer.
•	Former Vice President of Operations at HoneyGrow, LLC, a private restaurant operator.
•	Previously held various management and operations roles at Peet’s Coffee, a coffee roaster and retailer and subsidiary of JDE Peet’s N.V. and at Starbucks Corporation (NASDAQ: SBUX), a coffee roaster, marketer and retailer.

Correne Loeffler

Ms. Loeffler is a public company financial expert with relevant expertise in real estate, capital markets and corporate consulting. If elected to the Board, Ms. Loeffler would bring valuable experience in the areas of finance and capital allocation.

•	Former Chief Financial Officer of The Howard Hughes Corporation (NYSE: HHC), a real estate development company and management company.
•	Previously served as the Chief Financial Officer at Whiting Petroleum Corporation (NYSE: WLL), an independent energy exploration and production company, and as Vice President, Finance and Treasurer and Interim Chief Financial Officer at Callon Petroleum Company (NYSE: CPE), an independent oil and natural gas company.
•	Former Executive Director in the Corporate Client Banking – Energy Group at JP Morgan Securities, LLC, the investment banking arm of JPMorgan Chase & Co. (NYSE: JPM).
•	Former Consultant for Accenture plc (NYSE: ACN), an Ireland-based multinational professional services company that specializes in information technology and consulting services.
13

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of seven (7) directors, each with a term expiring at the Annual Meeting; however, the Company has disclosed that incumbent director Elisabeth B. Charles does not intend to stand for reelection at the Annual Meeting and, effective upon the election of directors at the Annual Meeting, the size of the Board will be reduced from seven (7) to six (6) directors. The AB Value-Radoff Group has nominated two (2) independent, highly-qualified Nominees for election to the Board to replace two (2) incumbent directors. If elected, our Nominees will constitute a minority of the Board and there can be no guarantee that the Nominees will be able to implement the actions that they believe are necessary to unlock stockholder value. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.

This Proxy Statement is soliciting proxies to elect not only our two (2) Nominees, but also the candidates who have been nominated by the Company other than Jeffrey R. Geygan and Brett P. Seabert. This gives stockholders who wish to vote for our Nominees the ability to vote for a full slate of six (6) nominees in total. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States of America.

Mary Bradley, age 50, currently serves as Senior Vice President, Corporate Clubs at Planet Fitness, Inc. (NYSE: PLNT), a fitness center operator and franchisor, since April 2021. Prior to that, Ms. Bradley served as Head of Café & Retail for North America, at Godiva Chocolatier, Inc., an international chocolate retailer, from August 2018 to April 2021; as Vice President of Operations at HoneyGrow, LLC, a private restaurant operator, from November 2016 to August 2018; in various management and operations roles at Peet’s Coffee, a coffee roaster and retailer and subsidiary of JDE Peet’s N.V., from January 2010 to November 2016; and in various operations and field leadership roles at Starbucks Corporation (NASDAQ: SBUX), a coffee roaster, marketer and retailer, from 2000 to 2010.

The AB Value-Radoff Group believes Ms. Bradley’s senior leadership experience coupled with her considerable operations management and related industry experience will make her a strong contributor to the Board.

Correne Loeffler, age 46, currently serves as the interim Chief Financial Officer of Key Energy Services, Inc., a Houston-based oilfield services company, since June 2022. Previously, Ms. Loeffler served as the Chief Financial Officer of The Howard Hughes Corporation (NYSE: HHC), a real estate development company and management company, from April 2021 to January 2022. Previously, Ms. Loeffler served as the Chief Financial Officer at Whiting Petroleum Corporation (NYSE: WLL), an independent energy exploration and production company, from August 2019 to September 2020 and as Vice President, Finance and Treasurer at Callon Petroleum Company (NYSE: CPE), an independent oil and natural gas company, from April 2017 to July 2019, where she also served as Interim Chief Financial Officer from June 2017 to December 2017. Prior to that, Ms. Loeffler served as Executive Director in the Corporate Client Banking – Energy Group at JP Morgan Securities, LLC, the investment banking arm of JPMorgan Chase & Co. (NYSE: JPM), from 2006 to February 2017; an Associate in the Global Portfolio Management – Energy & Power Group at Bank of America Corporation (NYSE: BAC), a multinational investment bank and financial services holding company, from 2005 to 2006; and a Consultant for Accenture plc (NYSE: ACN), an Ireland-based multinational professional services company that specializes in information technology and consulting services, from 1999 to 2003. Ms. Loeffler received a B.A. in Computer Science, Minor in Mathematics from Indiana University, Bloomington, and she received an M.B.A. from the University of Texas at Austin, McCombs School of Business.

14

The AB Value-Radoff Group believes that Ms. Loeffler’s experience as a public company CFO, as well as her extensive finance and consulting experience, will make her a valuable addition to the Board.

The principal business address of Ms. Bradley is Planet Fitness, Inc., 4 Liberty Lane West, Hampton, New Hampshire 03842. The principal business address of Ms. Loeffler is 405 Ripple Creek Drive, Houston, Texas 77024.

As of the date hereof, the Nominees do not directly or indirectly own, beneficially or of record, any securities of the Company and have not entered into any transactions in securities of the Company during the past two years.

Each of the Nominees may be deemed to be a member of a “group” with the other participants in this solicitation for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such group may be deemed to beneficially own the 1,095,547 shares of Common Stock beneficially owned in the aggregate by all of the participants. Each participant disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own.

AB Value, Mr. Radoff and the Nominees (collectively, the “Group”) entered into a Joint Filing and Solicitation Agreement on May 27, 2022, as amended on July 1, 2022 (the “2022 JFSA”) pursuant to which, among other things, each party agreed (a) to solicit proxies for the election of the Nominees at the Annual Meeting, (b) not to purchase or sell securities of the Company or otherwise increase or decrease its economic exposure to or beneficial ownership over the securities of the Company if it reasonably believes that, as a result of such action, the Group or any member thereof would be likely to be required to make any regulatory filing without using its reasonable efforts to give the other members of the Group at least twelve (12) hours prior written notice, (c) not to sell or dispose of any beneficial ownership over any securities of the Company prior to the Annual Meeting without the prior consent of AB Value and Mr. Radoff and (d) that AB Value and Mr. Radoff would jointly pay all expenses and costs incurred in connection with the Group’s activities on a percentage basis as follows, (i) Mr. Radoff 80% of the expenses and (ii) AB Value 20% of the expenses (provided that AB Value’ expenses are capped at $175,000 unless approved in writing by AB Value); provided, however, that AB Value is solely responsible for paying directly all costs associated with its separate review with its counsel of any filing with the SEC, press release, or stockholder communication proposed to be made or issued by the Group or any member of the Group in connection with the Group’s activities.

Each of the Nominees has granted Mr. Radoff a power of attorney to execute certain SEC filings and other documents in connection with the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions.

The AB Value-Radoff Group believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, the AB Value-Radoff Group acknowledges that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, the AB Value-Radoff Group acknowledges that if any Nominee is elected, the determination of such Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

15

Other than as stated herein, there are no arrangements or understandings between the members of the Group or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, none of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

According to the Company’s proxy statement, as supplemented, if the AB Value-Radoff Group succeeds in obtaining stockholder approval for the election of at least one (1) of the Nominees at the Annual Meeting and both Mark Riegel and Sandra Taylor are re-elected, then a change of control of the Board may be deemed to have occurred under the Company’s 2007 Equity Incentive Plan (a “Change of Control Event”). As disclosed in the Company’s proxy statement, upon a Change of Control Event, all of the Company’s outstanding unvested stock options and RSUs will vest immediately and become exercisable or payable. As of July 6, 2022, the Company had 130,945 RSUs and 27,668 stock options outstanding. If a change of control took place on July 6, 2022, the intrinsic value of accelerated vesting of the outstanding stock options and RSUs would have been $871,910, which is based on the closing price of the Common Stock on July 6, 2022.

We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

16

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023. The Company is submitting the appointment of Plante & Moran PLLC for ratification by the stockholders at the Annual Meeting.

As disclosed in the Company’s proxy statement, stockholder approval is not required to appoint Plante & Moran PLLC as the Company’s independent registered public accounting firm, but the Company is submitting the appointment of Plante & Moran PLLC to stockholders for ratification as a matter of good corporate governance. The Company has disclosed that if stockholders do not ratify the appointment, the Audit Committee would investigate the reasons for stockholder rejection and would reconsider the appointment.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2023 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

17

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

As discussed in further detail in the Company’s proxy statement, pursuant to Section 14A of the Exchange Act, the Company is asking stockholders to vote to approve, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, the Company is providing stockholders with an opportunity to express their views on the Company’s named executive officers’ compensation. Accordingly, the Board is asking stockholders to vote for the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in the proxy statement.”

As disclosed in the Company’s proxy statement, although the advisory vote is nonbinding, the Board and Compensation Committee will review and consider the voting results when making future decisions regarding the Company’s named executive officer compensation and related executive compensation programs.

In our view, the Company has a history of granting excessive compensation packages to its named executive officers, and prior “say-on-pay” voting results demonstrate a general lack of stockholder support for the compensation program. For example, stockholder support for the “say-on-pay” proposal at the Company’s past two annual meetings was only 38.2% and 46.4%, respectively.1 While the Company claims to have sought to address several of its historically poor compensation practices in structuring Mr. Sarlls’ compensation package as CEO, it does not appear to have taken any action to rectify the outstanding issues in its existing executive compensation packages.

In particular, the Company’s 2017 Equity Compensation Plan provides for the automatic accelerated vesting of equity awards upon a “change of control.” According to the Company’s proxy statement, Gregory L. Pope and Edward L. Dudley would receive approximately $130,828 worth of vested RSUs respectively upon a “change of control.” Further, in November 2021, the Company entered into a letter agreement with Bryan Merryman, after Mr. Merryman had agreed to step down as President and Chief Executive Officer of the Company, that reaffirmed his generous severance package and accelerated the remainder of Mr. Merryman’s RSUs as of November 3, 2021, despite his continued employment at the Company.

We believe the attempts to address stockholder concerns in Mr. Sarlls’ compensation package is only the first step in a necessary overhaul of the Company’s executive compensation packages, a process that, in our view, the Company should have been actively engaging in over the past year. For the foregoing reasons, we recommend a vote “AGAINST” the Company’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers and intend to vote our shares “AGAINST” this proposal.

WE RECOMMEND A VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

1 Figures include abstentions in the calculation. When excluding abstentions from the calculation, the stockholder support was 38.8% and 50.5%, respectively.

18

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, the AB Value-Radoff Group believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, FOR the ratification of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023 and AGAINST the advisory vote on executive compensation.

There are currently seven (7) directors serving on the Board, all of whom have terms expiring at the Annual Meeting; however, the Company has disclosed that one incumbent director will not be standing for reelection at the Annual Meeting and the size of the Board will be reduced to six (6) directors effective upon the election of directors at the Annual Meeting. The Company has nominated six (6) directors for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect our Nominees as directors in opposition to two (2) of the incumbent directors. Stockholders who vote on the enclosed BLUE proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Jeffrey R. Geygan and Brett P. Seabert. Stockholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. Under applicable proxy rules we are required either to solicit proxies only for our Nominees, which could result in limiting the ability of stockholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominees while also allowing stockholders to vote for fewer than all of the Company’s nominees, which enables a stockholder who desires to vote for our Nominees to also vote for certain of the Company’s nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. In the event that any of the Nominees are elected, there can be no assurance that the Company nominees who get the most votes and are elected to the Board will choose to serve on the Board with such Nominee(s).

While we currently intend to vote all of the AB Value-Radoff Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the AB Value-Radoff Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will be held exclusively online via a live webcast on the Internet. You will not be able to attend the Annual Meeting in person at a physical location. You are entitled to participate in the Annual Meeting if you are a stockholder of record as of the close of business on the Record Date or hold a legal proxy for the meeting provided by your broker, bank or other nominee, as discussed in more detail below. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/rmcf22_vm by 10:00 a.m. Mountain Time, on Wednesday, August 17, 2022.

19

According to the Company’s proxy statement, if you are a registered stockholder (i.e., you hold your shares through the Company’s transfer agent, Computershare), you may register to participate in and vote at the Annual Meeting virtually on the Internet by going to the website www.cesonlineservices.com/rmcf22_vm. Please follow the instructions on the Company’s proxy card or other proxy materials that you received, which include a control number that you will need in order to complete your registration request, which must be completed no later than 10:00 a.m. Mountain Time, on Wednesday, August 17, 2022. After completing the registration request, stockholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting.

According to the Company’s proxy statement, if you hold your shares through an intermediary, such as a bank, broker or other nominee, you must follow the instructions provided by your bank, broker or other nominee to vote your shares and you may not vote your shares at the Annual Meeting. However, if you wish to participate in and vote at the Annual Meeting, you must obtain a legal proxy in PDF or Image (gif, jpg, or png) file format for the bank, broker or other nominee that legally holds your shares giving you the right to vote such shares at the Annual Meeting, which must be presented with your online ballot during the Annual Meeting. If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance to participate in the Annual Meeting virtually on the Internet by going to the website www.cesonlineservices.com/rmcf22_vm. In order to register, you will need the voting instruction form or other communication containing your control number and to follow the instructions to complete your registration request, which must be completed no later than 10:00 a.m. Mountain Time, on Wednesday, August 17, 2022. After completing the registration request, stockholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting.

Online check-in for the Annual Meeting will begin at 9:45 a.m. Mountain Time on August 18, 2022 and you should allow ample time for the online check-in procedures.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed BLUE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the BLUE proxy card.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, the presence, in person virtually or by proxy, of the holders of a majority of the total votes entitled to be cast at the Annual Meeting constitutes a quorum at the Annual Meeting.

According to the Company’s proxy statement abstentions and withheld votes are counted as present and entitled to vote for purposes of determining a quorum. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals, and according to the Company’s proxy statement, shares represented by “broker non-votes” are not counted as present and entitled to vote for purposes of determining a quorum.

If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting virtually and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will not count for purposes of attaining a quorum and will not be voted on the proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for both contested and uncontested director elections. Therefore, the six (6) candidates receiving the highest number of “FOR” votes will be elected. Withhold votes and broker non-votes will have no effect on the outcome of the election of directors.

20

Ratification of Appointment of Accounting Firm ─ According to the Company’s proxy statement, approval of the ratification of the appointment of Plante & Moran PLLC requires the affirmative vote of a majority of the votes cast. The Company has indicated that abstentions and broker non-votes will have no effect on the proposal.

Non-Binding Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, approval of the advisory vote on the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes cast. The Company has indicated that abstentions and broker non-votes will have no effect on the proposal.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the AB Value-Radoff Group’s recommendations/stated voting intentions specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the AB Value-Radoff Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 265 Turner Drive, Durango, Colorado 81303 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the AB Value-Radoff Group in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

21

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the AB Value-Radoff Group. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

The AB Value-Radoff Group has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. The AB Value-Radoff Group will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The AB Value-Radoff Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The AB Value-Radoff Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. In addition, directors, officers, members and certain other employees of the AB Value-Radoff Group may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. The Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees. It is anticipated that Saratoga will employ approximately 15 persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the AB Value-Radoff Group. Costs of this solicitation of proxies are currently estimated to be approximately $900,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The AB Value-Radoff Group estimates that through the date hereof its expenses in connection with this solicitation are approximately $450,000. To the extent legally permissible, if the AB Value-Radoff Group is successful in its proxy solicitation, the AB Value-Radoff Group intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. The AB Value-Radoff Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

AB Value Partners, AB Value Management, Messrs. Berger and Radoff and Mses. Bradley and Loeffler are participants in this solicitation. The principal business of AB Value Partners, a New Jersey limited partnership, is investing in securities. The principal business of AB Value Management, a Delaware limited liability company, is serving as the general partner of AB Value Partners and the investment manager of a certain managed account (the “AB Managed Account”). Mr. Berger serves as the Manager of AB Value Management. Mr. Radoff serves as a private investor.

The address of the principal office of each of AB Value Partners, AB Value Management and Mr. Berger is 208 Lenox Ave., #409, Westfield, New Jersey 07090. The address of the principal office of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.

As of the date hereof, AB Value Partners directly beneficially owned 224,855 shares of Common Stock. As of the date hereof, 235,334 shares of Common Stock were held in the AB Managed Account. AB Value Management, as the general partner of AB Value Partners and the investment manager of the AB Managed Account, may be deemed to beneficially own the 224,855 shares of Common Stock directly beneficially owned by AB Value Partners and the 235,334 shares of Common Stock held in the AB Managed Account. As of the date hereof, Mr. Berger directly beneficially owned 17,658 shares of Common Stock. Mr. Berger, as the Manager of AB Value Management, may be deemed to beneficially own the 224,855 shares of Common Stock beneficially owned directly by AB Value Partners and the 235,334 shares of Common Stock held in the AB Managed Account, which, together with the 17,658 shares of Common Stock he directly owns, constitutes an aggregate of 477,847 shares of Common Stock beneficially owned by Mr. Berger. As of the date hereof, Mr. Radoff directly beneficially owned 617,700 shares of Common Stock.

22

Each participant in this solicitation may be deemed to be a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 1,095,547 shares of Common Stock beneficially owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

The securities of the Company owned by AB Value Partners and held in the AB Managed Account were purchased with working capital and the shares of Common Stock owned by Messrs. Berger and Radoff were purchased with personal funds.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xii) no participant in this solicitation holds any positions or offices with the Company; (xiii) no participant in this solicitation has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the participants in this solicitation has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. Except as otherwise disclosed in this Proxy Statement, there are no material proceedings to which any participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, except as otherwise disclosed in this Proxy Statement, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years. Ms. Loeffler previously served as the Chief Financial Officer of Whiting Petroleum Corporation (“Whiting Petroleum”). During her tenure, Whiting Petroleum entered into a Chapter 11 Bankruptcy process on April 1, 2020 and emerged five months later.

23

On December 3, 2019, AB Value Management and the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) pursuant to which, among other things, the Company agreed to nominate Mr. Berger and Mary K. Thompson for election to the Board at the 2019 and 2020 annual meetings of the Company’s stockholders. The Cooperation Agreement remained in effect until the date that was fifteen days prior to the beginning of the Company’s advance notice period for the nomination of directors at the Company’s 2021 Annual Meeting. Pursuant to the Cooperation Agreement, AB Value Management agreed to customary standstill provisions and a voting commitment for the duration of the Cooperation Agreement.

In connection with Mr. Berger’s service as a non-employee director of the Company, Mr. Berger received certain compensation from the Company based on the Company’s director compensation policy. For fiscal year 2021, Mr. Berger received $31,100 in connection with his service on the Board and on Board committees. Mr. Berger did not receive any stock awards as part of his compensation.

On June 28, 2021, AB Value delivered a letter to the Company (i) nominating a slate of five (5) highly qualified director candidates, including Mr. Berger (the “2021 Nominees”), for election to the Board at the Company’s 2021 Annual Meeting and (ii) submitting a business proposal for consideration by stockholders at the 2021 Annual Meeting (the “2021 Nomination Letter”). In connection with the 2021 Nomination Letter, on June 28, 2021, AB Value and the 2021 Nominees entered into a Joint Filing and Solicitation Agreement in which, among other things, (i) AB Value and the 2021 Nominees agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to securities of the Company, to the extent required by applicable law, (ii) AB Value and the 2021 Nominees agreed to solicit proxies or written consents for proposals submitted to stockholders for approval and the election of the 2021 Nominees at the 2021 Annual Meeting (the “2021 Solicitation”), and (iii) AB Value Partners and AB Value Management agreed to bear all pre-approved expenses incurred by the parties in connection with the 2021 Solicitation. Also on June 28, 2021, AB Value Partners and AB Value Management entered into an Indemnification Agreement with Mr. Berger, pursuant to which AB Value Partners and AB Value Management agreed to indemnify Mr. Berger against certain claims arising from the 2021 Solicitation and any related transactions. In connection with the 2021 Nomination Letter, on August 15, 2021, AB Value, Mr. Radoff and the 2021 Nominees entered into a Joint Filing and Solicitation Agreement in which, among other things, (i) AB Value, Mr. Radoff and the 2021 Nominees agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, to the extent required by applicable law, (ii) AB Value, Mr. Radoff and the 2021 Nominees agreed to solicit proxies or written consents for proposals submitted to stockholders for approval and the election of the 2021 Nominees at the 2021 Annual Meeting (the “2021 Joint Solicitation”), and (iii) AB Value agreed to bear all-preapproved expenses incurred by the parties in connection with the 2021 Joint Solicitation.

On May 12, 2022, AB Value delivered the Proxy Access Notice providing notice of nomination of Mr. Berger for election as a director to be included in the Company’s proxy statement in connection with the Annual Meeting pursuant to the proxy access provisions of the Bylaws. On May 12, 2022, AB Value entered into a Joint Filing and Solicitation Agreement in which, among other things, (i) AB Value agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to securities of the Company, to the extent required by applicable law, (ii) AB Value agreed to solicit proxies for the election of Mr. Berger at the Annual Meeting, and (iii) AB Value Partners and AB Value Management agreed to bear all pre-approved expenses incurred by the parties in connection with the solicitation of proxies for the election of Mr. Berger at the Annual Meeting. In connection with the 2022 Proxy Access Notice, also on May 12, 2022, AB Value Partners and AB Value Management entered into an Indemnification Agreement with Mr. Berger, pursuant to which AB Value and AB Value Management have agreed to indemnify Mr. Berger against certain claims arising from the nomination of Mr. Berger for inclusion in the Company’s proxy statement and any related transactions. AB Value’s proxy access nomination of Mr. Berger was, by its nature, superseded by the delivery of the Nomination Letter on May 27, 2022.

24

On September 23, 2021, AB Value filed a complaint in the Court of Chancery of the State of Delaware against Rocky Mountain and certain members of the Board, seeking to rescind and declare invalid the Board resolutions reducing the number of Board seats up for election from seven to six directors approximately two weeks before the Company’s 2021 Annual Meeting.

During the fiscal year 2021, each of the participants complied with the applicable reporting requirements under Section 16(a), except for (i) one late report on Form 3 that AB Value Management filed on August 30, 2021, and (ii) one late report on Form 3 that AB Value Partners filed on September 15, 2021.

OTHER MATTERS AND ADDITIONAL INFORMATION

The AB Value-Radoff Group is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the AB Value-Radoff Group is not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the participants in this solicitation is given only to the knowledge of the AB Value-Radoff Group.

This Proxy Statement is dated July 13, 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company’s Secretary at the Company’s offices at 265 Turner Drive Durango, Colorado 81303 in writing on or before March 9, 2023.

25

The Bylaws provide for proxy access by permitting a stockholder, or a group of up to 20 stockholders, that has owned at least 3% of the Common Stock continuously for three years to nominate and include in the Company’s annual meeting proxy materials up to 25% of the Board, provided that the stockholders and nominees satisfy the requirements specified in the Bylaws. According to the Company’s proxy statement, if a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the 2023 Annual Meeting through the Company’s proxy access bylaw provision, the Company must receive proper written notice of the proxy access nomination not later than (i) 120 days or earlier than 150 days before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) in connection with the Annual Meeting, or between February 7, 2023 and March 9, 2023, or (ii) if the date of the 2023 Annual Meeting is more than 30 days before or after the anniversary date of the Annual Meeting, then no earlier than the 150th day prior to such meeting and no later than the 120th day prior to such meeting or the 10th day following the date on which public announcement of the meeting date is first made.

According to the Company’s proxy statement, stockholders intending to present a proposal at the 2023 Annual Meeting, but not to include the proposal in the Company’s proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Company’s Bylaws. The Bylaws require, among other things, that the Company’s Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 75th day and not later than the 45th day prior to the first anniversary of the date the Company first mailed its proxy materials or Notice of Internet Availability of Proxy Materials (whichever is earlier) for the prior year’s annual meeting of stockholders. Therefore, the Company must receive notice of such a proposal or nomination for the 2023 Annual Meeting no earlier than April 23, 2023 and no later than May 23, 2023. In the event that the date of the 2023 Annual Meeting is more than 30 days before or more than 30 days after August 18, 2023, then the Company’s Secretary must receive such written notice not later than the close of business on the later of the (i) 90th day prior to such annual meeting or (ii) 10th day following the date on which public announcement of the date of the next annual meeting of stockholders is first made. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 19, 2023.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2023 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this proxy statement should not be construed as an admission by the AB Value-Radoff Group that such procedures are legal, valid or binding.

26

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

AB Value Partners, LP and Bradley L. Radoff

July 13, 2022

27

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY BY THE PARTICIPANTS DURING THE PAST TWO YEARS

Nature of Transaction	Securities Acquired/(Disposed)	Date of Transaction

BRADLEY L. RADOFF

Purchase of Common Stock	21,573	02/22/2021
Purchase of Common Stock	8,427	02/23/2021
Purchase of Common Stock	13,293	02/26/2021
Purchase of Common Stock	8,280	03/04/2021
Purchase of Common Stock	3,427	03/19/2021
Purchase of Common Stock	10,000	03/24/2021
Purchase of Common Stock	407	03/25/2021
Purchase of Common Stock	9,593	04/19/2021
Purchase of Common Stock	1,957	05/18/2021
Purchase of Common Stock	3,043	06/01/2021
Purchase of Common Stock	7,477	06/18/2021
Purchase of Common Stock	5,950	06/21/2021
Purchase of Common Stock	33,008	06/21/2021
Purchase of Common Stock	10,407	06/22/2021
Purchase of Common Stock	14,000	06/23/2021
Purchase of Common Stock	17,954	06/23/2021
Purchase of Common Stock	13,158	06/23/2021
Purchase of Common Stock	9,479	06/24/2021
Purchase of Common Stock	13,211	06/25/2021
Purchase of Common Stock	6,356	06/28/2021
Purchase of Common Stock	5,417	06/29/2021
Purchase of Common Stock	3,000	06/30/2021
Purchase of Common Stock	8,592	07/01/2021
Purchase of Common Stock	5,406	07/02/2021
Purchase of Common Stock	3,000	07/06/2021
Purchase of Common Stock	8,585	07/07/2021
Purchase of Common Stock	11,423	07/09/2021
Purchase of Common Stock	3,577	07/12/2021
Purchase of Common Stock	4,001	07/14/2021
Purchase of Common Stock	17,344	07/15/2021
Purchase of Common Stock	5,000	07/16/2021
Purchase of Common Stock	13,655	07/19/2021
Purchase of Common Stock	2,000	07/20/2021
Purchase of Common Stock	3,000	08/12/2021
Purchase of Common Stock	11,407	08/23/2021
Purchase of Common Stock	3,594	08/24/2021
Purchase of Common Stock	10,000	08/26/2021
Purchase of Common Stock	34,999	08/31/2021
Purchase of Common Stock	1,889	09/01/2021
Purchase of Common Stock	12,448	09/07/2021
Purchase of Common Stock	25,663	09/08/2021
Purchase of Common Stock	28,624	09/09/2021
Purchase of Common Stock	6,397	09/24/2021
Purchase of Common Stock	10,000	10/04/2021
Purchase of Common Stock	8,183	10/06/2021
Purchase of Common Stock	1,547	10/07/2021
Purchase of Common Stock	6,700	10/08/2021
Purchase of Common Stock	4,000	10/11/2021
Purchase of Common Stock	2,000	10/15/2021
Purchase of Common Stock	13,570	10/21/2021
Purchase of Common Stock	4,958	10/27/2021
Purchase of Common Stock	3,021	11/02/2021
Purchase of Common Stock	6,246	11/03/2021
Purchase of Common Stock	2,201	11/04/2021
Purchase of Common Stock	6,572	11/05/2021
Purchase of Common Stock	4,876	11/08/2021
Purchase of Common Stock	1,105	11/12/2021
Purchase of Common Stock	199	11/19/2021
Purchase of Common Stock	801	11/22/2021
Purchase of Common Stock	4,010	11/23/2021
Purchase of Common Stock	1,000	11/24/2021
Purchase of Common Stock	5,000	11/29/2021
Purchase of Common Stock	33,700	11/30/2021
Purchase of Common Stock	10,290	12/01/2021
Purchase of Common Stock	100	12/02/2021
Purchase of Common Stock	3,400	12/07/2021
Purchase of Common Stock	1,000	12/08/2021
Purchase of Common Stock	4,414	12/13/2021
Purchase of Common Stock	3,586	12/14/2021
Purchase of Common Stock	4,100	12/15/2021
Purchase of Common Stock	2,600	12/16/2021
Purchase of Common Stock	1,900	12/17/2021
Purchase of Common Stock	3,900	12/20/2021
Purchase of Common Stock	3,000	12/21/2021
Purchase of Common Stock	2,000	12/22/2021
Purchase of Common Stock	700	12/23/2021
Purchase of Common Stock	500	12/27/2021
Purchase of Common Stock	1,100	12/28/2021
Purchase of Common Stock	2,200	12/29/2021
Purchase of Common Stock	600	12/30/2021
Purchase of Common Stock	700	12/31/2021
Purchase of Common Stock	500	01/04/2022
Purchase of Common Stock	1,000	01/05/2022
Purchase of Common Stock	2,700	01/07/2022
Purchase of Common Stock	600	01/10/2022
Purchase of Common Stock	200	01/11/2022
Purchase of Common Stock	200	01/12/2022
Purchase of Common Stock	1,000	01/13/2022
Purchase of Common Stock	500	01/14/2022
Purchase of Common Stock	2,500	01/18/2022
Purchase of Common Stock	700	01/19/2022
Purchase of Common Stock	300	01/20/2022
Purchase of Common Stock	200	01/21/2022
Purchase of Common Stock	400	01/24/2022
Purchase of Common Stock	100	01/27/2022
Purchase of Common Stock	300	02/08/2022
Purchase of Common Stock	300	02/24/2022
Purchase of Common Stock	200	02/25/2022
Purchase of Common Stock	100	03/02/2022
Purchase of Common Stock	100	03/03/2022

I-1

ANDREW T. BERGER

Purchase of Common Stock	175	06/14/2022
Purchase of Common Stock	900	06/14/2022
Purchase of Common Stock	2,502	06/14/2022
Purchase of Common Stock	1,423	06/14/2022
Purchase of Common Stock	200	06/14/2022
Purchase of Common Stock	800	06/14/2022
Purchase of Common Stock	103	06/14/2022
Purchase of Common Stock	3,897	06/14/2022
Purchase of Common Stock	137	06/14/2022
Purchase of Common Stock	2,500	06/15/2022
Purchase of Common Stock	1	06/15/2022
Purchase of Common Stock	20	06/15/2022
Purchase of Common Stock	100	06/16/2022
Purchase of Common Stock	2,400	06/16/2022
Purchase of Common Stock	311	06/16/2022
Purchase of Common Stock	2,189	06/16/2022

I-2

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 5, 2022; provided, that the entry with respect to AB Value Management LLC has been adjusted for accuracy. The ownership information provided in the table below with respect to the members of the AB Value-Radoff Group remains accurate as of the date hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 24, 2022, with respect to the shares of our common stock beneficially owned (i) by each person known to us to be the beneficial owner of more than 5% of our common stock, (ii) by each director and each director nominee, (iii) each named executive officer set forth in the Summary Compensation Table above and (iv) by all of our directors and executive officers as a group. As of June 24, 2022, 6,216,724 shares of our common stock were outstanding.

The number of shares beneficially owned includes shares of our common stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of June 24, 2022 through the vesting of RSUs, or through the conversion of another security. For purposes of calculating each person’s or group’s percentage ownership, shares of our common stock issuable upon the vesting of RSUs or through conversion of another security within 60 days of June 24, 2022 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Except as noted, each beneficial owner has sole investment and voting power with respect to our common stock.

Unless otherwise indicated, the address for each director and named executive officer listed below is c/o Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders:
Bradley L. Radoff	617,700	(1)	9.94%
FMR LLC	580,170	(2)	9.33%
Global Value Investment Corp.	543,005	(3)(6)	8.73%
AB Value Management LLC	477,847	(4)	7.69%
Franklin E. Crail	457,588		7.36%
Renaissance Technologies LLC	415,563	(5)	6.68%

Directors and Named Executive Officers:
Jeffrey R. Geygan	543,005	(3)(6)	8.73%
Robert J. Sarlls	-		*
Gabriel Arreaga	3,258		*
Elisabeth B. Charles	3,258		*
Mark O. Riegel	3,258		*
Brett P. Seabert	7,389		*
Sandra Elizabeth Taylor	3,258		*
Bryan J. Merryman	100,000		1.61%
Edward L. Dudley	49,564		*
Gregory L. Pope	73,514		1.18%
All current executive officers and directors as a group (12 persons) _______________	800,514	(7)	12.88%

*Less than 1%

II-1

(1)	Based solely on the information contained in a filing on Schedule 13D/A filed with the SEC on June 1, 2022 (the “Radoff Schedule 13D”). On June 1, 2022, Bradley L. Radoff, Mary Bradley, Richard Degnan, Correne S. Loeffler and Suchit Majmudar (collectively, the “Radoff Reporting Persons”) filed a Schedule 13D/A with the SEC, which indicated, among other things, that on May 27, 2022, the Radoff Reporting Persons entered into a Joint Filing and Solicitation Agreement with AB Value Partners, LP (“AB Value Partners”), AB Value Management LLC (“AB Value Management”) and Andrew T. Berger (together with AB Value Partners and AB Value Management, collectively, the “AB Value Parties”) and that, as a result, the Radoff Reporting Persons may be deemed to be members of a “group,” within the meaning of Section 13(d)(3) of the Exchange Act, comprised of the Radoff Reporting Persons and the AB Value Parties. According to the Radoff Schedule 13D, (i) Mr. Radoff had shared voting and dispositive power over, and total beneficial ownership regarding, 617,700 shares of common stock, (ii) Ms. Bradley had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock, (iii) Mr. Degnan had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock, (iv) Ms. Loeffler had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock, (v) Mr. Majmudar had no shared voting or dispositive power over, or total beneficial ownership regarding, any shares of common stock and (vi) the AB Value Parties represented to the Radoff Reporting Persons that it beneficially owned 460,189 shares of common stock. The principal business address of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098. The principal business address of Ms. Bradley is Planet Fitness, Inc., 4 Liberty Lane West, Hampton, New Hampshire 03842. The principal business address of each of Messrs. Degnan and Majmudar and Ms. Loeffler are personal residences which have been retained in the files of Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019.

(2)	Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 8, 2022. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(3)	Based in part on the information contained in a filing on Schedule 13D/A filed with the SEC on October 5, 2021. The address of Global Value Investment Corp. is 1433 N. Water Street, Suite 400, Milwaukee, Wisconsin 53202.

(4)

Based solely on the information contained in a filing on Schedule 13D/A filed with the SEC on June 1, 2022 (the “AB Value Schedule 13D”). On June 1, 2022, the AB Value Parties filed a Schedule 13D/A with the SEC, which indicated, among other things, that on May 27, 2022, the AB Value Parties entered into a Joint Filing and Solicitation Agreement and that, as a result, the AB Value Parties may be deemed to be members of a “group,” within the meaning of Section 13(d)(3) of the Exchange Act, comprised of the AB Value Parties and the Radoff Reporting Persons. According to the AB Value Schedule 13D, (i) AB Value Partners had shared voting and dispositive power over, and total beneficial ownership regarding, 224,855 shares of common stock; (ii) AB Value Management had shared voting and dispositive power over, and total beneficial ownership regarding, 460,189 shares of common stock; (iii) Mr. Berger had shared voting and dispositive power over, and total beneficial ownership regarding, 460,189 shares of common stock; and (iv) Mr. Radoff represented to AB Value that he beneficially owned 617,700 shares of common stock. The address of each of AB Value Partners, AB Value Management and Mr. Berger is 208 Lenox Avenue, #409, Westfield, New Jersey 07090. The AB Value-Radoff Group further notes that Mr. Berger directly owned 17,658 shares of common stock as of June 24, 2022, as had been disclosed in a Form 4 filed on June 16, 2022.

(5)	Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 11, 2022. The shares are beneficially owned by Renaissance Technologies LLC and its affiliate, Renaissance Technologies Holdings Corporation. The address of Renaissance Technologies LLC and its affiliates is 800 Third Avenue, New York, New York 10022.

(6)	Mr. Geygan, as chief executive officer and principal of Global Value Investment Corp., may be deemed to beneficially own an aggregate 525,047 shares of common stock through Global Value Investment Corp., including shares of common stock that may be deemed to be indirectly beneficially owned by Global Value Investment Corp. See footnote 3. Mr. Geygan also owns 16,872 shares directly through a revocable trust with his spouse.

(7)	Includes approximately 50,046 shares held within the Rocky Mountain Chocolate Factory, Inc. 401(K) Plan.
II-2

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how few shares of Common Stock you own, please give the AB Value-Radoff Group your proxy FOR the election of the Nominees and in accordance with the AB Value-Radoff Group’s recommendations/stated voting intentions on the other proposals on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed BLUE proxy card;
•	DATING the enclosed BLUE proxy card; and
•	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your BLUE proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of the AB Value-Radoff Group’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

2022 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF AB VALUE PARTNERS, LP, BRADLEY L. RADOFF AND THE OTHER PARTICIPANTS IN THEIR PROXY SOLICITATION

THE BOARD OF DIRECTORS OF ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Bradley L. Radoff, Andrew T. Berger, John Ferguson and Ryan Nebel, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Rocky Mountain Chocolate Factory, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2022 annual meeting of stockholders of the Company scheduled to be held virtually at www.cesonlineservices.com/rmcf22_vm on August 18, 2022, at 10:00 a.m. Mountain Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to AB Value Partners, LP and Bradley L. Radoff (collectively, the “AB Value-Radoff Group”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 and “AGAINST” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the AB Value-Radoff Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

THE AB VALUE-RADOFF GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1 AND AGAINST PROPOSAL 3. THE AB VALUE-RADOFF GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

1.	The AB Value-Radoff Group’s proposal to elect Mary Bradley and Correne Loeffler as directors of the Company.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Mary Bradley Correne Loeffler	☐	☐	☐ ________________ ________________

The AB Value-Radoff Group does not expect that any of the nominees will be unable to stand for election, but, in the event that any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, the AB Value-Radoff Group has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

The AB Value-Radoff Group intends to use this proxy to vote (i) “FOR” Mary Bradley and Correne Loeffler and (ii) “FOR” the candidates who have been nominated by the Company other than Jeffrey R. Geygan and Brett P. Seabert, for whom the AB Value-Radoff Group is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if the AB Value-Radoff Group’s nominees are elected.

Note: If you do not wish for your shares of common stock to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares of common stock will be voted for the remaining nominee(s). You may also withhold authority to vote for the candidates who have been nominated by the Company other than Jeffrey R. Geygan and Brett P. Seabert by writing the names of such candidate(s) below.

________________________________________________________________

2.	Company’s proposal to ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.